SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Advisor Series II and Fidelity Income Fund

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Funds of Fidelity Advisor Series II and Fidelity Income Fund

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on April 13, 2016. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that one of the proposals is in the best interests of shareholders – the proposal to elect a Board of Trustees (for all funds). They recommend that you vote for the proposal. They recommend that you vote against the proposal submitted by shareholders of Fidelity Advisor® Mortgage Securities Fund, Fidelity® GNMA Fund, and Fidelity® Intermediate Government Income Fund (for shareholders of these funds only).

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity using the contact information applicable to your funds located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Abigail P. Johnson

Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals, depending on the funds in which you invest:

1.	For each fund, to elect a Board of Trustees. You are being asked to elect a Board of Trustees to oversee your fund. The Board of Trustees recommends a vote “for” the proposal.

2.	For Fidelity Advisor Mortgage Securities Fund, Fidelity GNMA Fund, and Fidelity Intermediate Government Income Fund only, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. Certain shareholders of Fidelity Advisor Mortgage Securities Fund, Fidelity GNMA Fund, and Fidelity Intermediate Government Income Fund have advised the Funds that they intend to present the shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review fund performance, oversee fund activities, consider fund policy changes, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The purpose of the Board is to ensure that shareholders’ best interests are protected in the operation of a mutual fund. The proxy statement describes the composition of each trust’s board, including those trustees who are “interested” and those who are “independent.” Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the funds, Fidelity Management & Research Company (FMR), or other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity has hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is February 16, 2016.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity. Please see the contact information located in the table below for each fund and class, as applicable.

Contact Information for each Fund and Class (as applicable)
Fund or Class	Contact Information
Retail funds and/or classes	1-800-544-8544
Advisor classes	1-877-208-0098
Fidelity Advisor Total Bond Fund: Class Z (Advisors and Investment Professionals)	1-877-208-0098
Fidelity Advisor Total Bond Fund: Class Z (Plan participants)	1-800-835-5095

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

752399.1.0	MEGA2B_2016-PXL-0216 1.9868593.100

Important Notice Regarding the Availability of

Proxy Materials for the

Shareholder Meeting to be Held on April 13, 2016

The Letter to Shareholders, Notice of Meeting, and

Proxy Statement are available at www.proxyvote.com/proxy.

FIDELITY ADVISOR SERIES II AND FIDELITY INCOME FUND

245 Summer Street, Boston, Massachusetts 02210 See Appendix A for contact information.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, One Spartan Way, Merrimack, NH 03054 (Industrial Drive, Exit 10, off Rte 3) on April 13, 2016, at 8:30 a.m. Eastern Time (ET). Appendix B contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	For each trust, to elect a Board of Trustees.

2.	For Fidelity Advisor® Mortgage Securities Fund, Fidelity® GNMA Fund, and Fidelity® Intermediate Government Income Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

The Board of Trustees has fixed the close of business on February 16, 2016, as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT

Secretary

February 29, 2016

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr. UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found in the box on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF FIDELITY ADVISOR SERIES II AND FIDELITY INCOME FUND

TO BE HELD ON APRIL 13, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on April 13, 2016 at 8:30 a.m. Eastern Time (ET) at One Spartan Way, Merrimack, NH 03054.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All funds.	4

2.	A shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity Advisor® Mortgage Securities Fund, Fidelity® GNMA Fund, and Fidelity Intermediate Government Income Fund.	20

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about February 29, 2016. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix C.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Appendix B lists each fund’s investment adviser and its principal business address, as well as each fund’s auditor and fiscal year end. Each fund’s sub-adviser and each sub-adviser’s principal business address is included in Appendix D. The principal business address of Fidelity Distributors Corporation (FDC), each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

Unless otherwise indicated in Appendix B, (i) the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations and (ii) the expenses associated with reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund and class, as applicable, provided that the expenses do not exceed any existing expense caps. See Appendix E for current expense cap information. Expenses exceeding an expense cap will be paid by the fund’s investment adviser.

For funds whose management contract with the investment adviser obligates the investment adviser to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by the investment adviser, as listed in Appendix B. The investment adviser will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on any item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Information regarding the number of shares of each fund and class, if applicable, of each trust issued and outstanding as of December 31, 2015 is provided in Appendix F.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, as of December 31, 2015 is included in Appendix G.

Certain shares are registered to Fidelity Management & Research Company (FMR) or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on February 16, 2016, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, call the applicable contact number noted in Appendix A, visit Fidelity’s web sites at www.fidelity.com, www.advisor.fidelity.com, or www.401k.com, as applicable, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voted in person or by proxy. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of the applicable fund voted in person or by proxy. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect. With respect to Proposal 2, votes to ABSTAIN and broker non-votes will have the same effect as votes casted AGAINST the proposal.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. All nominees are currently Trustees or Advisory Board Members of each trust. Appendix H lists the length of service of each nominee with respect to each trust. Certain nominees were previously elected by shareholders to serve as Trustees of certain trusts, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of all trusts. A third-party search firm retained by the Independent Trustees recommended Elizabeth S. Acton, John Engler, Robert F. Gartland, and Michael E. Kenneally, and an executive officer of FMR recommended Abigail P. Johnson and Geoffrey A. von Kuhn.

Except for Ms. Acton and Messrs. Engler and von Kuhn, each of the nominees oversees 238 funds. Ms. Acton and Mr. Engler each oversee 233 funds. Mr. von Kuhn oversees 162 funds. Ms. Acton and Mr. Engler are currently first-time nominees for Trustee for 5 funds. Mr. von Kuhn is currently a first-time nominee for Trustee for 23 funds. If elected, each Trustee will oversee 238 funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Abigail P. Johnson (1961)

Chairman of the Board of Trustees (since 2014)

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

*	Nominees have been determined to be “interested” by virtue of, among other things, his or her affiliation with a trust or various entities under common control with FMR.
**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011),

member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Vice Chairman of the Independent Trustees (since 2015)

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Mr. Kenneally also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Chairman of the Independent Trustees (since 2015)

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2012-2015).

**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

To the knowledge of the trusts, approximately 1.41% of Fidelity Income Replacement 2020 Fund’s total outstanding shares was held by FMR LLC and/or another entity or entities of which FMR LLC is the ultimate parent as of December 31, 2015 (2,253 shares of beneficial interest of Class A, which represents 9.9% of the class, and 17 shares of beneficial interest of Class I, which represents 0.5% of the class). By virtue of her ownership interest in FMR LLC, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares. To the knowledge of the trusts, except for the shares of Fidelity Income Replacement 2020 Fund held by FMR LLC discussed in the previous sentence, the nominees, Trustees and officers of the fund owned, in the aggregate, less than 1% of the fund’s outstanding shares as of December 31, 2015.

During the period August 1, 2014 through January 31, 2016, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Appendix H shows the composition of the Board of Trustees of each Trust and the length of service of each Trustee (see Appendix B for a list of each fund’s fiscal year end and Appendix I for the number of Board meetings held during each fund’s last fiscal year end). Following the election, it is expected each fund’s Board will include two interested Trustees and eight Independent Trustees, and will meet at least six times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of December 31, 2015 by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix J.

Trustee compensation information for each fund of the current Board is included in Appendix K.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity’s high income, sector and other equity funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged the adviser, FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through the adviser, FMR and its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR and its affiliates to enhance the stress tests required under Securities and Exchange Commission (SEC) regulations for money market funds. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees. See Appendix I for the number of meetings each standing committee held during each fund’s last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and the adviser and between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and the adviser and between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with the adviser or FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton serving as Chair for each series of Fidelity Income Fund. Mr. Keyes serves as Chair for each series of Fidelity Advisor Series II. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ Chief Compliance Officer. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC).

The Governance and Nominating Committee is composed of Ms. Knowles (Chair) and Messrs. Johnson (Vice Chair) and Kenneally. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of the adviser, FMR and their respective affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”), have been selected as the independent registered public accounting firms for each fund, as indicated in Appendix B. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to each trust’s Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by the applicable independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to each trust and any non-audit service provided by a fund auditor to the investment adviser, as indicated in Appendix B, and entities controlling, controlled by, or under common control with the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (“Fund Service Providers”) that relate directly to the operations and financial reporting of each trust (“Covered Service”) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee; or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of each trust (“Non-Covered Service”) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved and that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix L presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix M presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix N presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by each trust’s Audit Committee pursuant to the “de minimis” exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

OFFICERS OF THE TRUST

The executive officers of the trust include: Marc R. Bryant, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Chris Maher, John F. Papandrea, Jason P. Pogorelec, Nancy D. Prior, Kenneth B. Robins, Stephen Sadoski, Stacie M. Smith, Renee Stagnone, Christine J. Thompson, Michael H. Whitaker, Derek L. Young, and Joseph F. Zambello. Additional information about the executive officers of the trust can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign, or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity’s Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity’s Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR’s Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity’s Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity’s Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

The Board of Trustees unanimously recommends

that shareholders vote FOR Proposal 1.

PROPOSAL 2

(FIDELITY ADVISOR® MORTGAGE SECURITIES FUND, FIDELITY® GNMA FUND, AND FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND ONLY)

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE “PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY”

Certain shareholders of Fidelity Advisor Mortgage Securities Fund, Fidelity GNMA Fund, and Fidelity Intermediate Government Income Fund (the “Funds”) have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. The Funds are not responsible for the contents of the proposal or the supporting statements. The Funds will provide the names, addresses, and shareholdings (to the Funds’ knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

For purposes of Proposal 2, the term “Adviser” refers to each Fund’s adviser as set forth in Appendix B.

Proposal

WHEREAS:

We believe that:

1.	Investors do not want their investments to help fund genocide.

a)	While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide.

b)	KRC Research’s 2010 study showed that 88% of respondents want their mutual funds to be genocide-free.

c)	Millions of Fidelity investors have voted for genocide-free investing proposals, submitted by supporters of Investors Against Genocide, despite active management opposition. As many as 29% of Fidelity shareholders voted in favor in 2013 and 31% in 2008.

d)	In 2012, a genocide-free investing proposal at an ING mutual fund passed decisively, 59.8% to 10.7% with 29.5% abstaining.

2.	The example of PetroChina shows that current policies do not adequately support genocide-free investing because Fidelity and the funds it manages:

a)	Are large and long-term investors of PetroChina. PetroChina, through its controlling shareholder, China National Petroleum Company, is Sudan’s largest business partner, thereby helping fund ongoing government-sponsored genocide and crimes against humanity.

b)	Unnecessarily expose shareholders to the significant financial, operational and reputational risks of the China National Petroleum group’s operations in areas affected by genocide and mass atrocities.

c)	Actively opposed earlier shareholder requests for genocide-free investing.

d)	Continued to buy shares of problem companies even after becoming aware of the investments’ connection to genocide in the Darfur region of Sudan.

e)	Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

f)	Made investments in PetroChina that, while legal, are inconsistent with U.S. sanctions explicitly prohibiting transactions relating to Sudan’s petroleum industry.

3.	Individuals, through ownership of shares of Fidelity funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Fidelity may at any time add or increase holdings in problem companies.

4.	No sound reasons prevent having a genocide-free investing policy because:

a)	Ample alternative investments exist.

b)	Avoiding problem companies need not have a significant effect on investment performance, as shown in Gary Brinson’s classic asset allocation study.

c)	Only a handful of Fidelity’s U.S. funds would be affected, because most of Fidelity’s holdings of problem companies such as PetroChina are by Fidelity funds sold outside the U.S.

d)	Appropriate disclosure can address any legal concerns regarding the exclusion of problem companies.

e)	Management can easily obtain independent assessments to identify companies connected to genocide.

f)	Other large financial firms such as T. Rowe Price and TIAA-CREF have avoided investments connected to genocide by divesting problem companies such as PetroChina.

5.	Investor action can influence foreign governments, as in South Africa. Similar action on Talisman Energy helped end the conflict in South Sudan.

RESOLVED:

Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

* * *

Statement of Opposition

The Adviser seeks to achieve the best investment results for each Fund consistent with the stated investment policies of the relevant Fund. In doing so, the Adviser is obligated to limit such Fund’s investments to holdings that are lawful under the laws of the United States. The Fidelity Funds’ Board of Trustees has procedures in place to review the Adviser’s performance as investment adviser to the Funds, including each Fund’s compliance with all applicable laws.

United States law prohibits investments in companies owned or controlled by the government of Sudan. The Adviser is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country.

The Fidelity Funds’ Board of Trustees recognizes and respects that investors, including those investing in the Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, choose to invest based on the specific stated investment policies of the relevant Fund. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Each trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts, 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

Fixed Income And Asset Allocation Funds

Governance And Nominating Committee Charter

I. Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) or Geode Capital Management, LLC comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have not less than three members. The members of the Committee will be determined annually, other than the Chair of the Committee, by vote of the Independent Trustees upon the recommendation of the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of three years, subject to extension on a year-to-year basis by vote of the Independent Trustees. In the absence of such Chair and any Vice Chair, a majority of the members of the Committee may designate an acting Chair of the Committee (who shall also in such circumstances be the acting lead Independent Trustee). Following the expiration of the Chair’s term, he or she shall retire from the Committee for at least one year.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence,

[1]	The term “Funds” includes the investment-grade bond funds, the money market funds, the asset allocation funds and certain equity funds. The term “Funds” does not include any fund not overseen by the Board of Trustees.

any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as Chair of the Operations Committee.

(3) The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

(4) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(6) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E. Particular Actions of the Committee

The Committee will:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, of each standing or ad hoc Board Committee. The chair and, unless such Committee is not a committee comprised of all Independent Trustees, the members of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Board Committees), with the chairs periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(10) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(11) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(12) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(13) Monitor the functioning of the Board and Independent Trustees Committees and make recommendations for any changes, including the creation or elimination of such standing or ad hoc Committees.

(14) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(15) Recommend that the Board or the Independent Trustees establish such special or ad hoc Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board or of the Independent Trustees, or any individual trustee, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. The Chair shall, or shall appoint an Independent Trustee to, conduct the annual self-evaluation.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

G. Evaluation of the Continuing Participation of Independent Trustees

The Committee shall be responsible to assess whether any Independent Trustee, based on his or her continuing interest and commitment or level of participation, or on other specific and relevant reasons, in respect of the Funds, should not stand for election to the Board of Trustees at the next annual meeting of any Funds or, if no such annual meeting is scheduled for that year, should retire from the Board of Trustees within an appropriate time.

If the Committee determines that there is a reasonable basis, in its view, for concern about a particular Independent Trustee (an “Identified Trustee”), the Committee, under the leadership of the Chair, shall consult with each other Independent Trustee, including the Identified Trustee, as to the bases for the Committee’s concern, and the Committee thereafter shall take such action or make such suggestions as appropriate, including privately suggesting that such Independent Trustee retire, provided that no Independent Trustee shall be formally asked to retire from the Board of Trustees unless all other Independent Trustees unanimously agree.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee will:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the

Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of the Chair, etc.

(1) The Committee will establish from time to time and as appropriate a procedure to choose a successor to the Chair with the objective that such successor shall be designated by a majority of the Independent Trustees as the Vice Chair of the Committee not later than one year before the expiration of the Chair’s term in order that there will be an orderly transition between them.

(2) Such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

(3) In the event of the death, incapacity or resignation of the Chair, the Vice Chair (if any) shall become the Chair without further action of the Committee or the Independent Trustees, and, in the absence of a Vice Chair, the remaining members of the Committee shall designate an acting Chair and initiate promptly a procedure to choose a successor Chair (who may be the acting Chair) by the vote of a majority of the Independent Trustees.

Amended at Trustees Meeting on November 19, 2015.

APPENDIX A

Contact information for each fund and class, as applicable.

1-800-544-8544

(retail funds and/or classes)

1-877-208-0098

(Advisor classes)

1-877-208-0098 (Advisors and Investment Professionals) or 1-800-835-5095 (plan participants)

(Fidelity Advisor Total Bond Fund: Class Z)

APPENDIX B

List of funds, investment advisers and their principal business address, fund auditors, and fiscal year ends.

TRUSTS/Funds	Investment Adviser[1]	Auditor[1]	FYE
FIDELITY ADVISOR SERIES II:
Fidelity Advisor Limited Term Bond Fund	FMR	PwC	8/31
Fidelity Advisor Mortgage Securities Fund	FMR	PwC	8/31
Fidelity Advisor Municipal Income Fund	FMR	PwC	10/31
Fidelity Advisor Short-Fixed Income Fund	FMR	Deloitte	8/31
Fidelity Advisor Strategic Income Fund	FMR	Deloitte	12/31

FIDELITY INCOME FUND:
Fidelity GNMA Fund	FMR	PwC	7/31
Fidelity Government Income Fund	FMR	PwC	8/31
Fidelity Income Replacement 2016 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2018 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2020 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2022 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2024 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2026 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2028 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2030 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2032 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2034 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2036 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2038 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2040 FundSM 2	FMRC	Deloitte	7/31
Fidelity Income Replacement 2042 FundSM 2	FMRC	Deloitte	7/31
Fidelity Intermediate Government Income Fund	FMR	PwC	8/31
Fidelity Total Bond Fund	FMR	PwC	8/31

[1]	The principal business address for Fidelity Management & Research Company (FMR) and FMR Co., Inc. (FMRC) is 245 Summer Street, Boston, Massachusetts 02210. “PwC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.
[2]	Expenses in connection with preparing this proxy statement and all solicitations will be borne by the fund’s investment adviser.

APPENDIX C

Estimated aggregate costs for services to be provided by D.F. King to receive votes over the phone and to call and solicit votes are stated below.

TRUSTS/Funds	Estimated aggregate cost for D.F. King to receive votes over the phone	Estimated aggregate cost for D.F. King to call and solicit votes
FIDELITY ADVISOR SERIES II:
Fidelity Advisor Limited Term Bond Fund	$1,250	$312
Fidelity Advisor Mortgage Securities Fund	$1,250	$312
Fidelity Advisor Municipal Income Fund	$1,250	$312
Fidelity Advisor Short-Fixed Income Fund	$1,250	$312
Fidelity Advisor Strategic Income Fund	$1,250	$312

FIDELITY INCOME FUND:
Fidelity GNMA Fund	$70,000	$18,000
Fidelity Government Income Fund	$40,000	$10,000
Fidelity Income Replacement 2016 Fund	$1,250	$312
Fidelity Income Replacement 2018 Fund	$1,250	$312
Fidelity Income Replacement 2020 Fund	$1,250	$312
Fidelity Income Replacement 2022 Fund	$1,250	$312
Fidelity Income Replacement 2024 Fund	$1,250	$312
Fidelity Income Replacement 2026 Fund	$1,250	$312
Fidelity Income Replacement 2028 Fund	$1,250	$312
Fidelity Income Replacement 2030 Fund	$1,250	$312
Fidelity Income Replacement 2032 Fund	$1,250	$312
Fidelity Income Replacement 2034 Fund	$1,250	$312
Fidelity Income Replacement 2036 Fund	$1,250	$312
Fidelity Income Replacement 2038 Fund	$1,250	$312
Fidelity Income Replacement 2040 Fund	$1,250	$312
Fidelity Income Replacement 2042 Fund	$1,250	$312
Fidelity Intermediate Government Income Fund	$1,250	$312
Fidelity Total Bond Fund	$140,000	$35,000

APPENDIX D

List of each fund’s sub-advisers and each sub-adviser’s principal business address.

TRUSTS/Funds	FMRC[1]	FIMM[2]	FMR U.K.[3]	FMR Japan[4]	FMR H.K.[5]	FIA[6]	FIA (UK)[7]	FIJ[8]
FIDELITY ADVISOR SERIES II:
Fidelity Advisor Limited Term Bond Fund	–	X	X	X	X	–	–	–
Fidelity Advisor Mortgage Securities Fund	–	X	X	X	X	–	–	–
Fidelity Advisor Municipal Income Fund	–	X	X	X	X	–	–	–
Fidelity Advisor Short-Fixed Income Fund	–	X	X	X	X	–	–	–
Fidelity Advisor Strategic Income Fund	X	X	X	X	X	X	X	X

FIDELITY INCOME FUND:
Fidelity GNMA Fund	–	X	X	X	X	–	–	–
Fidelity Government Income Fund	–	X	X	X	X	–	–	–
Fidelity Income Replacement 2016 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2018 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2020 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2022 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2024 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2026 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2028 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2030 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2032 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2034 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2036 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2038 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2040 Fund	–	–	–	–	–	–	–	–
Fidelity Income Replacement 2042 Fund	–	–	–	–	–	–	–	–
Fidelity Intermediate Government Income Fund	–	X	X	X	X	–	–	–
Fidelity Total Bond Fund	X	X	X	X	X	X	X	X

[1]	The principal business address for FMR Co., Inc. (FMRC) is 245 Summer Street, Boston, Massachusetts 02210.
[2]	The principal business address for Fidelity Investments Money Management, Inc. (FIMM) is 245 Summer Street, Boston, Massachusetts 02210.
[3]	The principal business address for FMR Investment Management (U.K.) Limited (FMR U.K.) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.
[4]	The principal business address for Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

[5]	The principal business address for Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.
[6]	The principal business address for FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke, HM19, Bermuda.
[7]	The principal business address for FIL Investment Advisors (UK) Limited (FIA (UK)) is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.
[8]	The principal business address for FIL Investments (Japan) Limited (FIJ) is Shiroyama Trust Tower, 4-3-1, Toranomon, Minato-ku, Tokyo 105-6019, Japan.

APPENDIX E

For Fidelity Advisor Municipal Income Fund, the Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Fund/Class Name	Current Expense Cap
Fidelity Advisor Municipal Income Fund: Class A	0.80%
Fidelity Advisor Municipal Income Fund: Class B	1.45%
Fidelity Advisor Municipal Income Fund: Class C	1.55%
Fidelity Advisor Municipal Income Fund: Class T	0.80%
Fidelity Advisor Municipal Income Fund: Class I	0.55%

APPENDIX F

Information regarding the number of shares of each fund and class, if applicable, of each trust issued and outstanding is provided below.

TRUST/Fund/Class	Number of Shares as of December 31, 2015
FIDELITY ADVISOR SERIES II:
Fidelity Advisor Limited Term Bond Fund: Class A	26,452,064
Fidelity Advisor Limited Term Bond Fund: Class B	80,718
Fidelity Advisor Limited Term Bond Fund: Class C	8,101,640
Fidelity Advisor Limited Term Bond Fund: Class T	16,876,785
Fidelity Advisor Limited Term Bond Fund: Class I	38,099,438
Fidelity Limited Term Bond Fund	68,973,462
Fidelity Advisor Mortgage Securities Fund: Class A	3,269,066
Fidelity Advisor Mortgage Securities Fund: Class B	58,861
Fidelity Advisor Mortgage Securities Fund: Class C	1,413,223
Fidelity Advisor Mortgage Securities Fund: Class T	2,117,830
Fidelity Advisor Mortgage Securities Fund: Class I	6,553,449
Fidelity Mortgage Securities Fund	78,774,925
Fidelity Advisor Municipal Income Fund: Class A	29,296,270
Fidelity Advisor Municipal Income Fund: Class B	218,804
Fidelity Advisor Municipal Income Fund: Class C	9,014,303
Fidelity Advisor Municipal Income Fund: Class T	12,757,321
Fidelity Advisor Municipal Income Fund: Class I	27,446,415
Fidelity Advisor Short-Fixed Income Fund: Class A	19,538,113
Fidelity Advisor Short-Fixed Income Fund: Class B	141,251
Fidelity Advisor Short-Fixed Income Fund: Class C	8,658,756
Fidelity Advisor Short-Fixed Income Fund: Class T	9,984,949
Fidelity Advisor Short-Fixed Income Fund: Class I	49,696,557
Fidelity Advisor Strategic Income Fund: Class A	288,704,040
Fidelity Advisor Strategic Income Fund: Class B	5,678,379
Fidelity Advisor Strategic Income Fund: Class C	126,483,375
Fidelity Advisor Strategic Income Fund: Class T	88,936,961
Fidelity Advisor Strategic Income Fund: Class I	229,990,089

FIDELITY INCOME FUND:
Fidelity GNMA Fund	513,083,795
Fidelity Government Income Fund	335,057,341
Fidelity Advisor Government Income Fund: Class A	20,552,524

TRUST/Fund/Class	Number of Shares as of December 31, 2015
FIDELITY INCOME FUND (continued)
Fidelity Advisor Government Income Fund: Class B	426,668
Fidelity Advisor Government Income Fund: Class C	5,856,590
Fidelity Advisor Government Income Fund: Class T	17,864,748
Fidelity Advisor Government Income Fund: Class I	40,912,994
Fidelity Income Replacement 2016 Fund	228,795
Fidelity Advisor Income Replacement 2016 FundSM: Class A	1,225
Fidelity Advisor Income Replacement 2016 Fund: Class C	2,135
Fidelity Advisor Income Replacement 2016 Fund: Class T	1,869
Fidelity Advisor Income Replacement 2016 Fund: Class I	328
Fidelity Income Replacement 2018 Fund	68,374
Fidelity Advisor Income Replacement 2018 FundSM: Class A	9,727
Fidelity Advisor Income Replacement 2018 Fund: Class C	9,042
Fidelity Advisor Income Replacement 2018 Fund: Class T	5,808
Fidelity Advisor Income Replacement 2018 Fund: Class I	4,886
Fidelity Income Replacement 2020 Fund	113,477
Fidelity Advisor Income Replacement 2020 FundSM: Class A	22,767
Fidelity Advisor Income Replacement 2020 Fund: Class C	17,075
Fidelity Advisor Income Replacement 2020 Fund: Class T	3,657
Fidelity Advisor Income Replacement 2020 Fund: Class I	3,431
Fidelity Income Replacement 2022 Fund	239,063
Fidelity Advisor Income Replacement 2022 FundSM: Class A	7,375
Fidelity Advisor Income Replacement 2022 Fund: Class C	1,028
Fidelity Advisor Income Replacement 2022 Fund: Class T	1,545
Fidelity Advisor Income Replacement 2022 Fund: Class I	1,535
Fidelity Income Replacement 2024 Fund	158,683
Fidelity Advisor Income Replacement 2024 FundSM: Class A	7,320
Fidelity Advisor Income Replacement 2024 Fund: Class C	2,723
Fidelity Advisor Income Replacement 2024 Fund: Class T	5,257
Fidelity Advisor Income Replacement 2024 Fund: Class I	1,043
Fidelity Income Replacement 2026 Fund	120,359
Fidelity Advisor Income Replacement 2026 FundSM: Class A	11,727
Fidelity Advisor Income Replacement 2026 Fund: Class C	4,305
Fidelity Advisor Income Replacement 2026 Fund: Class T	5,381
Fidelity Advisor Income Replacement 2026 Fund: Class I	526
Fidelity Income Replacement 2028 Fund	488,072

TRUST/Fund/Class	Number of Shares as of December 31, 2015
FIDELITY INCOME FUND (continued)
Fidelity Advisor Income Replacement 2028 FundSM: Class A	18,086
Fidelity Advisor Income Replacement 2028 Fund: Class C	4,083
Fidelity Advisor Income Replacement 2028 Fund: Class T	7,186
Fidelity Advisor Income Replacement 2028 Fund: Class I	1,071
Fidelity Income Replacement 2030 Fund	265,213
Fidelity Advisor Income Replacement 2030 FundSM: Class A	4,175
Fidelity Advisor Income Replacement 2030 Fund: Class C	6,209
Fidelity Advisor Income Replacement 2030 Fund: Class T	364
Fidelity Advisor Income Replacement 2030 Fund: Class I	535
Fidelity Income Replacement 2032 Fund	129,732
Fidelity Advisor Income Replacement 2032 FundSM: Class A	7,332
Fidelity Advisor Income Replacement 2032 Fund: Class C	2,300
Fidelity Advisor Income Replacement 2032 Fund: Class T	1,849
Fidelity Advisor Income Replacement 2032 Fund: Class I	1,030
Fidelity Income Replacement 2034 Fund	150,395
Fidelity Advisor Income Replacement 2034 FundSM: Class A	4,682
Fidelity Advisor Income Replacement 2034 Fund: Class C	2,538
Fidelity Advisor Income Replacement 2034 Fund: Class T	1,709
Fidelity Advisor Income Replacement 2034 Fund: Class I	3,837
Fidelity Income Replacement 2036 Fund	151,522
Fidelity Advisor Income Replacement 2036 FundSM: Class A	7,078
Fidelity Advisor Income Replacement 2036 Fund: Class C	6,727
Fidelity Advisor Income Replacement 2036 Fund: Class T	17,785
Fidelity Advisor Income Replacement 2036 Fund: Class I	13
Fidelity Income Replacement 2038 Fund	102,846
Fidelity Advisor Income Replacement 2038 FundSM: Class A	3,063
Fidelity Advisor Income Replacement 2038 Fund: Class C	1,610
Fidelity Advisor Income Replacement 2038 Fund: Class T	3,245
Fidelity Advisor Income Replacement 2038 Fund: Class I	599
Fidelity Income Replacement 2040 Fund	159,376
Fidelity Advisor Income Replacement 2040 FundSM: Class A	1,747
Fidelity Advisor Income Replacement 2040 Fund: Class C	2,991
Fidelity Advisor Income Replacement 2040 Fund: Class T	13,492
Fidelity Advisor Income Replacement 2040 Fund: Class I	306
Fidelity Income Replacement 2042 Fund	499,769

TRUST/Fund/Class	Number of Shares as of December 31, 2015
FIDELITY INCOME FUND (continued)
Fidelity Advisor Income Replacement 2042 FundSM: Class A	9,049
Fidelity Advisor Income Replacement 2042 Fund: Class C	7,833
Fidelity Advisor Income Replacement 2042 Fund: Class T	8,214
Fidelity Advisor Income Replacement 2042 Fund: Class I	1,862
Fidelity Intermediate Government Income Fund	67,522,521
Fidelity Total Bond Fund	1,715,387,231
Fidelity Advisor Total Bond Fund: Class A	111,201,340
Fidelity Advisor Total Bond Fund: Class B	289,766
Fidelity Advisor Total Bond Fund: Class C	14,402,385
Fidelity Advisor Total Bond Fund: Class T	11,023,843
Fidelity Advisor Total Bond Fund: Class I	230,431,127
Fidelity Advisor Total Bond Fund: Class Z	63,203,464

APPENDIX G

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on December 31, 2015 was as follows:

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	8.12%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS A	BANKAMERICA CORP.	JACKSONVILLE	FL	7.98%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.61%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS T	AIG	PHOENIX	AZ	15.97%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS T	ADP	ROSELAND	NJ	9.56%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS T	RCS/CETERA FINANCIAL GROUP	SCHAUMBURG	IL	6.44%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS T	PRINCIPAL FINANCIAL GROUP	DES MOINES	IA	6.17%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS T	LPL FINANCIAL	BOSTON	MA	5.80%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS T	COUNTRY CLUB FINANCIAL SERVICES, INC	KANSAS CITY	MO	5.61%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	32.44%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS B	LPL FINANCIAL	BOSTON	MA	8.39%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS B	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	6.24%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS B	AIG	NEW YORK	NY	5.17%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS C	LADENBURG THALMANN	KNOXVILLE	TN	18.69%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS C	WEDBUSH SECURITIES INC.	LOS ANGELES	CA	9.15%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS C	CENTENNIAL BANK AR	CONWAY	AR	7.82%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.27%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	5.57%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION	BOSTON	MA	66.71%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION	BOSTON	MA	7.05%
FIDELITY ADVISOR MORTGAGE SECURITIES FUND: CLASS I	CAMBRIDGE INVESTMENT RESEARCH, INC.	FAIRFIELD	IA	5.73%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY MORTGAGE SECURITIES FUND*	FMR LLC	BOSTON	MA	12.36%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.66%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	31.96%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS T	PRINCIPAL FINANCIAL GROUP	DES MOINES	IA	17.64%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS T	BANKAMERICA CORP.	JACKSONVILLE	FL	5.89%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	13.51%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.71%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	12.00%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.70%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS C	RAYMOND JAMES	SAINT PETERSBURG	FL	6.28%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS C	LADENBURG THALMANN	KNOXVILLE	TN	6.01%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION	BOSTON	MA	49.90%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION	BOSTON	MA	5.49%
FIDELITY ADVISOR GOVERNMENT INCOME FUND: CLASS I	WELLS FARGO BANK	CHARLOTTE	NC	5.22%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.16%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS A	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	7.03%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	35.87%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	16.55%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS B	SOURCE CAPITAL GROUP INC.	WESTPORT	CT	12.95%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS B	THE WINDMILL GROUP	SOMERS	NY	9.61%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	9.20%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS B	GWN SECURITIES, INC.	PALM BEACH GARDENS	FL	7.07%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS B	LASALLE STREET SECURITIES, INC.	CHICAGO	IL	6.88%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS B	LPL FINANCIAL	BOSTON	MA	5.73%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	10.97%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	7.72%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	7.04%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.46%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	9.58%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	8.16%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION	BOSTON	MA	7.43%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	7.00%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	6.73%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	6.06%
FIDELITY ADVISOR LIMITED TERM BOND FUND: CLASS I	NORTHWESTERN MUTUAL	MILWAUKEE	WI	5.66%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	33.45%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS A	PNC FINANCIAL SERVICES GROUP	PITTSBURGH	PA	7.51%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS T	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.01%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS T	LPL FINANCIAL	BOSTON	MA	6.88%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS T	RCS/CETERA FINANCIAL GROUP	EL SEGUNDO	CA	6.16%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	18.39%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS B	WELLS FARGO BANK	SAINT LOUIS	MO	10.89%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.06%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	14.13%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.26%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	7.68%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	6.11%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS I	FIRST COMMAND	FORT WORTH	TX	27.66%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	11.16%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS I	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	10.94%
FIDELITY ADVISOR MUNICIPAL INCOME FUND: CLASS I	NORTHWESTERN MUTUAL	MILWAUKEE	WI	8.50%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	14.07%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS A	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.53%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS T	LPL FINANCIAL	BOSTON	MA	6.30%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS B	CANTELLA & CO., INC.	BOSTON	MA	20.72%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.40%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS B	LPL FINANCIAL	BOSTON	MA	11.56%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS B	LADENBURG THALMANN	LAVISTA	NE	9.01%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS B	WELLS FARGO BANK	SAINT LOUIS	MO	6.37%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	12.99%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	7.64%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	6.28%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS C	H. BECK, INC.	BETHESDA	MD	5.25%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	20.93%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION	BOSTON	MA	17.41%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS I	WELLS FARGO BANK	CHARLOTTE	NC	15.20%
FIDELITY ADVISOR SHORT FIXED-INCOME FUND: CLASS I	LINCOLN NATIONAL	FORT WAYNE	IN	12.37%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	46.85%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS T	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	14.16%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS T	VOYA	WINDSOR	CT	12.83%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	8.35%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	20.00%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	9.28%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	9.22%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS B	LPL FINANCIAL	BOSTON	MA	6.80%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS B	WELLS FARGO BANK	SAINT LOUIS	MO	5.69%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	11.96%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	9.16%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	7.00%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.84%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	5.48%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS C	AMERICAN PORTFOLIOS FINANCIAL SERVICES, INC.	HOLBROOK	NY	5.23%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	14.55%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS I	WELLS FARGO BANK	CHARLOTTE	NC	6.75%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	6.09%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	5.58%
FIDELITY ADVISOR STRATEGIC INCOME FUND: CLASS I	NORTHWESTERN MUTUAL	MILWAUKEE	WI	5.24%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	68.50%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	15.63%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS T	PRINCIPAL FINANCIAL GROUP	DES MOINES	IA	13.41%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS T	MASS MUTUAL	SPRINGFIELD	MA	9.73%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	14.55%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	10.27%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS B	WELLS FARGO BANK	SAINT LOUIS	MO	6.69%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS B	RCS/CETERA FINANCIAL GROUP	PALM BEACH GARDENS	FL	6.04%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	10.30%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR TOTAL BOND FUND: CLASS C	BRYAN FUNDING, INC.	CANONSBURG	PA	8.49%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	6.94%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.86%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS I	JOHN HANCOCK	BOSTON	MA	44.78%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION	BOSTON	MA	11.42%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS Z	FMR LLC	BOSTON	MA	81.60%
FIDELITY ADVISOR TOTAL BOND FUND: CLASS Z	AEGON USA	HARRISON	NY	5.75%
FIDELITY TOTAL BOND FUND*	STRATEGIC ADVISERS CORE INCOME FUND	BOSTON	MA	28.01%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS A	ALLSTATE LIFE INSURANCE COMPANY	LINCOLN	NE	86.04%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS A	JOHN HANCOCK	BOSTON	MA	12.41%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS T	METLIFE	NEW YORK	NY	64.79%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS T	NFP SECURITIES INC.	AUSTIN	TX	25.84%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS T	JACKSON NATIONAL	EL SEGUNDO	CA	9.31%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS C	WELLS FARGO BANK	CHARLOTTE	NC	51.10%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS C	FINANCIAL TELESIS, INC.	SAN RAFAEL	CA	28.90%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS C	NFP SECURITIES INC.	AUSTIN	TX	10.54%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS C	H. D. VEST INVESTMENT SECURITIES, INC	IRVING	TX	9.46%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS I	FIRST COMMAND	FORT WORTH	TX	52.44%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS I	RCS/CETERA FINANCIAL GROUP	DENVER	CO	37.50%
FIDELITY ADVISOR INCOME REPLACEMENT 2016 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	10.06%
FIDELITY INCOME REPLACEMENT 2016 FUND*	RETIREMENT PLANNING SPECIALISTS, INC.	WILLOW GROVE	PA	9.87%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS A	BANCWEST INVESTMENT SERVICES	OMAHA	NE	29.44%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS A	ALLSTATE LIFE INSURANCE COMPANY	LINCOLN	NE	16.54%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS A	METLIFE	NEW YORK	NY	12.86%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS A	AIG	PHOENIX	AZ	11.71%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	11.32%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS A	LINCOLN NATIONAL	FORT WAYNE	IN	10.08%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS T	AIG	NEW YORK	NY	79.99%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS T	INDEPENDENT FINANCIAL GROUP, LLC	SAN DIEGO	CA	14.10%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS C	CITIZENS FINANCIAL GROUP, INC.	NORWOOD	MA	31.24%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS C	RCS/CETERA FINANCIAL GROUP	DENVER	CO	23.26%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS C	PENN MUTUAL LIFE INSURANCE & ANNUITY COMPANY	HORSHAM	PA	16.39%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS C	RCS/CETERA FINANCIAL GROUP	SCHAUMBURG	IL	6.97%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS C	UNITED PLANNERS’ FINANCIAL SERVICES	SCOTTSDALE	AZ	6.38%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS C	FIDELITY DISTRIBUTORS CORP.	BOSTON	MA	5.23%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS C	CADARET GRANT & COMPANY, INC.	MANLIUS	NY	5.22%
FIDELITY ADVISOR INCOME REPLACEMENT 2018 FUND: CLASS I	RCS/CETERA FINANCIAL GROUP	DENVER	CO	99.73%
FIDELITY INCOME REPLACEMENT 2018 FUND*	WILLFORD	LONG GROVE	IL	6.17%
FIDELITY INCOME REPLACEMENT 2018 FUND*	MCCLEAN	TORRANCE	CA	5.94%
FIDELITY INCOME REPLACEMENT 2018 FUND*	GIEROWSKI	PARMA	OH	5.04%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS A	NFP SECURITIES INC.	AUSTIN	TX	25.62%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS A	JACKSON NATIONAL	TAMPA	FL	10.95%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS A	AIG	ATLANTA	GA	10.65%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS A	FIDELITY DISTRIBUTORS CORP.	BOSTON	MA	9.90%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS A	M & T BANK CORP	CHEEKTOWAGA	NY	8.21%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS A	RCS/CETERA FINANCIAL GROUP	BOCA RATON	FL	6.46%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS A	OBERWEIS SECURITIES INC.	LISLE	IL	5.49%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS T	LADENBURG THALMANN	LAVISTA	NE	46.08%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS T	PURSHE KAPLAN STERLING INVESTMENTS	ALBANY	NY	26.20%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS T	RCS/CETERA FINANCIAL GROUP	PALM BEACH GARDENS	FL	13.92%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS T	AIG	NEW YORK	NY	10.80%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	29.84%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS C	CADARET GRANT & COMPANY, INC.	MANLIUS	NY	11.17%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS C	PRINCIPAL FINANCIAL GROUP	DES MOINES	IA	10.91%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS C	NFP SECURITIES INC.	AUSTIN	TX	8.33%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS C	JACKSON NATIONAL	TAMPA	FL	8.19%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS C	NORTHWESTERN MUTUAL	MILWAUKEE	WI	6.64%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS C	RCS/CETERA FINANCIAL GROUP	EL SEGUNDO	CA	5.43%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	60.04%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS I	RCS/CETERA FINANCIAL GROUP	EL SEGUNDO	CA	31.45%
FIDELITY ADVISOR INCOME REPLACEMENT 2020 FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	8.02%
FIDELITY INCOME REPLACEMENT 2020 FUND*	HICKS	HOPKINTON	MA	6.87%
FIDELITY INCOME REPLACEMENT 2020 FUND*	BARKER	CAMBRIDGE	MA	5.78%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS A	JOHN HANCOCK	BOSTON	MA	28.69%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS A	AXA FINANCIAL	JERSEY CITY	NJ	23.89%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS A	FIRST TENNESSEE NATIONAL CORP.	MEMPHIS	TN	22.85%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS A	JACKSON NATIONAL	TAMPA	FL	8.45%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS A	LASALLE STREET SECURITIES, INC.	CHICAGO	IL	7.25%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS A	LADENBURG THALMANN	LAVISTA	NE	7.13%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS T	H. BECK, INC.	BETHESDA	MD	60.32%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	29.45%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS T	ALLSTATE LIFE INSURANCE COMPANY	LINCOLN	NE	9.39%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS C	LADENBURG THALMANN	LAVISTA	NE	46.60%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS C	JACKSON NATIONAL	TAMPA	FL	43.00%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS C	METLIFE	NEW YORK	NY	5.93%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS I	HEWITT FINANCIAL SERVICES LLC	LINCOLNSHIRE	IL	75.64%
FIDELITY ADVISOR INCOME REPLACEMENT 2022 FUND: CLASS I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	19.74%
FIDELITY INCOME REPLACEMENT 2022 FUND*	CHELLIAH	WARREN	NJ	17.03%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS A	METLIFE	NEW YORK	NY	41.64%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS A	CADARET GRANT & COMPANY, INC.	MANLIUS	NY	13.74%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS A	FIRST COMMAND	FORT WORTH	TX	13.67%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS A	M & T BANK CORP	CHEEKTOWAGA	NY	13.50%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS A	AXA FINANCIAL	JERSEY CITY	NJ	9.70%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS T	WELLS FARGO BANK	SAINT LOUIS	MO	47.76%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS T	METLIFE	NEW YORK	NY	39.85%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS T	JACKSON NATIONAL	APPLETON	WI	9.80%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS C	CADARET GRANT & COMPANY, INC.	MANLIUS	NY	42.12%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS C	LADENBURG THALMANN	LAVISTA	NE	25.38%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS C	RCS/CETERA FINANCIAL GROUP	SCHAUMBURG	IL	24.46%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS C	AMERITAS	LINCOLN	NE	6.46%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	51.29%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS I	VANGUARD MARKETING CORPORATION	MALVERN	PA	40.27%
FIDELITY ADVISOR INCOME REPLACEMENT 2024 FUND: CLASS I	AIG	ATLANTA	GA	8.34%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS A	DONEGAL SECURITIES INC.	WELLESLEY	MA	39.68%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS A	KCD FINANCIAL INC.	DE PERE	WI	14.99%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS A	JOHN HANCOCK	BATON ROUGE	LA	14.91%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS A	ALLSTATE LIFE INSURANCE COMPANY	LINCOLN	NE	10.05%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS A	METLIFE	NEW YORK	NY	10.02%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS T	AIG	NEW YORK	NY	81.29%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS T	ADP	ROSELAND	NJ	16.35%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS C	AEGON USA	SAINT PETERSBURG	FL	33.66%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS C	AMERITAS	LINCOLN	NE	19.67%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	17.49%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS C	PENN MUTUAL LIFE INSURANCE & ANNUITY COMPANY	HORSHAM	PA	10.80%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS C	NFP SECURITIES INC.	AUSTIN	TX	7.46%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS C	FIFTH THIRD BANK	CINCINNATI	OH	5.04%
FIDELITY ADVISOR INCOME REPLACEMENT 2026 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	100%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS A	EFC FINANCIAL SERVICES LLC	EAST WINDSOR	NJ	49.18%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS A	CITIZENS FINANCIAL GROUP, INC.	NORWOOD	MA	18.66%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS A	INFINEX INVESTMENTS, INC.	MERIDEN	CT	10.36%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS A	RCS/CETERA FINANCIAL GROUP	SCHAUMBURG	IL	9.96%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS A	INTERVEST INTERNATIONAL EQUITIES CORP.	COLORADO SPRINGS	CO	5.76%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS T	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	41.66%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS T	MINNESOTA MUTUAL COMPANIES, INC.	SAINT PAUL	MN	16.50%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS T	BB & T CORPORATION	CHARLOTTE	NC	15.96%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS T	ALLSTATE LIFE INSURANCE COMPANY	LINCOLN	NE	14.42%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS T	JACKSON NATIONAL	TAMPA	FL	10.88%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	41.71%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS C	CAMBRIDGE INVESTMENT RESEARCH, INC.	FAIRFIELD	IA	20.48%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	10.43%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS C	AIG	ATLANTA	GA	8.60%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS C	CALTON & ASSOCIATES, INC.	TAMPA	FL	7.20%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS C	H. BECK, INC.	BETHESDA	MD	5.02%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	53.13%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	24.28%
FIDELITY ADVISOR INCOME REPLACEMENT 2028 FUND: CLASS I	AEGON USA	SAINT PETERSBURG	FL	22.69%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	42.95%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS A	PNC FINANCIAL SERVICES GROUP	PITTSBURGH	PA	21.75%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS A	FIRST COMMAND	FORT WORTH	TX	20.24%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS A	ALLSTATE LIFE INSURANCE COMPANY	LINCOLN	NE	8.00%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	39.56%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS T	FIDELITY INVESTMENTS	BOSTON	MA	37.91%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS T	EFC FINANCIAL SERVICES LLC	EAST WINDSOR	NJ	22.53%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	37.22%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS C	AIG	WOODBURY	MN	25.08%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS C	VOYA	DES MOINES	IA	17.31%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	12.95%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS C	FIDELITY DISTRIBUTORS CORP.	BOSTON	MA	7.42%
FIDELITY ADVISOR INCOME REPLACEMENT 2030 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	100%
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS A	AMERICAN PORTFOLIOS FINANCIAL SERVICES, INC.	HOLBROOK	NY	45.91%
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS A	RCS/CETERA FINANCIAL GROUP	BOCA RATON	FL	36.55%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS A	OPPENHEIMER & CO INC.	NEW YORK	NY	11.47%
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS T	AXA FINANCIAL	JERSEY CITY	NJ	38.45%
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS T	GRADIENT SECURITIES LLC	ARDEN HILLS	MN	33.59%
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS T	FIDELITY INVESTMENTS	BOSTON	MA	24.12%
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS C	RCS/CETERA FINANCIAL GROUP	LYNNFIELD	MA	84.65%
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS C	FIDELITY DISTRIBUTORS CORP.	BOSTON	MA	13.87%
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	62.43%
FIDELITY ADVISOR INCOME REPLACEMENT 2032 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	37.48%
FIDELITY INCOME REPLACEMENT 2032 FUND*	STANLEY	GOOSE CREEK	SC	12.77%
FIDELITY INCOME REPLACEMENT 2032 FUND*	NELSON	ETTERS	PA	5.64%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS A	FIRST BROKERAGE AMERICA LLC	CLAYTON	MO	71.27%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS A	METLIFE	NEW YORK	NY	25.52%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS T	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	69.81%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS T	FIDELITY INVESTMENTS	BOSTON	MA	30.19%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS C	LADENBURG THALMANN	MIAMI	FL	50.71%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS C	FIFTH THIRD BANK	CINCINNATI	OH	22.10%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS C	SWBC INVESTMENT SERVICES, LLC	SAN ANTONIO	TX	17.34%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS C	FIDELITY DISTRIBUTORS CORP.	BOSTON	MA	9.89%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	62.00%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS I	AIG	WOODBURY	MN	26.09%
FIDELITY ADVISOR INCOME REPLACEMENT 2034 FUND: CLASS I	BMO HARRIS NATIONAL BANK	CHICAGO	IL	11.34%
FIDELITY INCOME REPLACEMENT 2034 FUND*	MARSHALL	MENASHA	WI	10.58%
FIDELITY INCOME REPLACEMENT 2034 FUND*	WILSON	NASHUA	NH	5.35%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY INCOME REPLACEMENT 2034 FUND*	ROUNSAVELL	PORTLAND	OR	5.24%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS A	UBS AG	WEEHAWKEN	NJ	36.96%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS A	LADENBURG THALMANN	LAVISTA	NE	27.21%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS A	FIRST COMMAND	FORT WORTH	TX	17.94%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS A	AXA FINANCIAL	JERSEY CITY	NJ	10.82%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS A	PRUDENTIAL	NEWARK	NJ	6.37%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS T	AIG	NEW YORK	NY	86.78%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS T	ADP	ROSELAND	NJ	7.62%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS T	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	5.57%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS C	AIG	WOODBURY	MN	91.75%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS C	RAYMOND JAMES	SAINT PETERSBURG	FL	5.65%
FIDELITY ADVISOR INCOME REPLACEMENT 2036 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	100%
FIDELITY INCOME REPLACEMENT 2036 FUND*	LANAGER	CURWENSVILLE	PA	10.34%
FIDELITY INCOME REPLACEMENT 2036 FUND*	ANGELO	KALAHEO	HI	7.68%
FIDELITY INCOME REPLACEMENT 2036 FUND*	TROPF	SEMINOLE	FL	7.57%
FIDELITY INCOME REPLACEMENT 2036 FUND*	FITCH	GILBERT	AZ	6.05%
FIDELITY INCOME REPLACEMENT 2036 FUND*	NEIENS	HEMET	CA	5.41%
FIDELITY INCOME REPLACEMENT 2036 FUND*	OJDANA	CINCINNATI	OH	5.38%
FIDELITY ADVISOR INCOME REPLACEMENT 2038 FUND: CLASS A	RBC DAIN RAUSCHER CORP.	MINNEAPOLIS	MN	61.80%
FIDELITY ADVISOR INCOME REPLACEMENT 2038 FUND: CLASS A	AXA FINANCIAL	JERSEY CITY	NJ	31.47%
FIDELITY ADVISOR INCOME REPLACEMENT 2038 FUND: CLASS T	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	59.11%
FIDELITY ADVISOR INCOME REPLACEMENT 2038 FUND: CLASS T	AIG	NEW YORK	NY	37.13%
FIDELITY ADVISOR INCOME REPLACEMENT 2038 FUND: CLASS C	AIG	WOODBURY	MN	98.32%
FIDELITY ADVISOR INCOME REPLACEMENT 2038 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	100%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY INCOME REPLACEMENT 2038 FUND*	EICHENBERGER	WINCHESTER	CA	6.78%
FIDELITY INCOME REPLACEMENT 2038 FUND*	NICHOLSON	MILFORD	MA	5.60%
FIDELITY INCOME REPLACEMENT 2038 FUND*	LABRIOLA	MAMARONECK	NY	5.50%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS A	RCS/CETERA FINANCIAL GROUP	PALM BEACH GARDENS	FL	71.92%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS A	FIRST COMMAND	FORT WORTH	TX	13.19%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS A	FIFTH THIRD BANK	CINCINNATI	OH	5.60%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS T	AIG	NEW YORK	NY	56.71%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS T	BB & T CORPORATION	CHARLOTTE	NC	38.25%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS C	AIG	WOODBURY	MN	48.68%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS C	HORACE MANN INVESTORS INC.	SPRINGFIELD	IL	25.35%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS C	AEGON USA	SAINT PETERSBURG	FL	8.81%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS C	JACKSON NATIONAL	TAMPA	FL	8.69%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS I	TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERVICES, INC	NEW YORK	NY	59.08%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	26.96%
FIDELITY ADVISOR INCOME REPLACEMENT 2042 FUND: CLASS I	RCS/CETERA FINANCIAL GROUP	SCHAUMBURG	IL	13.96%
FIDELITY INCOME REPLACEMENT 2042 FUND*	MCADAMS	MORRISON	CO	6.63%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS A	PROEQUITIES, INC.	BIRMINGHAM	AL	53.81%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS A	NORTH RIDGE SECURITIES CORPORATION	MELVILLE	NY	24.84%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS A	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	9.10%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS A	PNC FINANCIAL SERVICES GROUP	PITTSBURGH	PA	8.70%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS T	AIG	NEW YORK	NY	85.96%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS T	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	13.04%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS C	AIG	WOODBURY	MN	47.51%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS C	H. D. VEST INVESTMENT SECURITIES, INC	IRVING	TX	29.05%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS C	TD AMERITRADE CLEARING INC.	OMAHA	NE	15.05%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS C	AIG	ATLANTA	GA	8.32%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS I	RCS/CETERA FINANCIAL GROUP	SCHAUMBURG	IL	84.97%
FIDELITY ADVISOR INCOME REPLACEMENT 2040 FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	15.03%
FIDELITY INCOME REPLACEMENT 2040 FUND*	BELTRAN	BIG BEAR LAKE	CA	6.26%
FIDELITY INCOME REPLACEMENT 2040 FUND*	HOGE	GREEN VALLEY	AZ	5.16%

*	The ownership information shown above is for a class of shares of the fund.

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

APPENDIX H

NOMINEE LENGTH OF SERVICE WITH RESPECT TO EACH TRUST

The following chart lists the lengths of service of each nominee as Trustee or Advisory Board Member of each trust.

	Interested Nominees*		Independent Nominees
Fidelity Trusts	Abigail Johnson	Geoffrey von Kuhn	Elizabeth Acton	John Engler	Albert Gamper	Robert Gartland	Arthur Johnson	Michael Kenneally	James Keyes	Marie Knowles
Advisor Series II	Trustee 2009	Advisory Board Member 2015	Advisory Board Member 2013	Advisory Board Member 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001

Income Fund	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001

*	Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with a trust or various entities under common control with FMR.

APPENDIX I

NUMBER OF BOARD OF TRUSTEES AND

STANDING COMMITTEE MEETINGS

The following table provides the number of meetings the Board of Trustees and each standing committee held during each of the fiscal year ends listed in the table. See Appendix B for each fund’s fiscal year end.

FISCAL YEAR END	NUMBER OF MEETINGS
	Board of Trustees	Operations Committee	Audit Committee	Fair Valuation Committee	Governance and Nominating Committee
7/31/2015	8	11	4	4	7
8/31/2015	8	11	4	4	7
10/31/2015	8	11	5	4	7
12/31/2015	8	11	5	4	8

APPENDIX J

NOMINEE OWNERSHIP OF FUND SHARES

INTERESTED NOMINEES

Dollar range of fund shares as of December 31, 2015	Abigail P. Johnson		Geoffrey A. von Kuhn
FIDELITY ADVISOR SERIES II:
Fidelity Advisor Limited Term Bond Fund		none		none
Fidelity Advisor Mortgage Securities Fund		none		none
Fidelity Advisor Municipal Income Fund		none		none
Fidelity Advisor Short-Fixed Income Fund		none		none
Fidelity Advisor Strategic Income Fund		none		none

FIDELITY INCOME FUND:
Fidelity GNMA Fund		none		none
Fidelity Government Income Fund		none		none
Fidelity Income Replacement 2016 Fund		none		none
Fidelity Income Replacement 2018 Fund		none		none
Fidelity Income Replacement 2020 Fund		none		none
Fidelity Income Replacement 2022 Fund		none		none
Fidelity Income Replacement 2024 Fund		none		none
Fidelity Income Replacement 2026 Fund		none		none
Fidelity Income Replacement 2028 Fund		none		none
Fidelity Income Replacement 2030 Fund		none		none
Fidelity Income Replacement 2032 Fund		none		none
Fidelity Income Replacement 2034 Fund		none		none
Fidelity Income Replacement 2036 Fund		none		none
Fidelity Income Replacement 2038 Fund		none		none
Fidelity Income Replacement 2040 Fund		none		none
Fidelity Income Replacement 2042 Fund		none		none
Fidelity Intermediate Government Income Fund		none		none
Fidelity Total Bond Fund		none		none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $	100,000	over $	100,000

INDEPENDENT NOMINEES

Dollar range of fund shares as of December 31, 2015	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
FIDELITY ADVISOR SERIES II:
Fidelity Advisor Limited Term Bond Fund	$50,001 - $100,000	none	none	none
Fidelity Advisor Mortgage Securities Fund	none	none	none	none
Fidelity Advisor Municipal Income Fund	none	none	none	none
Fidelity Advisor Short-Fixed Income Fund	none	none	none	none
Fidelity Advisor Strategic Income Fund	none	none	none	$10,001 - $50,000

FIDELITY INCOME FUND:
Fidelity GNMA Fund	none	none	none	none
Fidelity Government Income Fund	none	none	none	none
Fidelity Income Replacement 2016 Fund	none	none	none	none
Fidelity Income Replacement 2018 Fund	none	none	none	none
Fidelity Income Replacement 2020 Fund	none	none	none	none
Fidelity Income Replacement 2022 Fund	none	none	none	none
Fidelity Income Replacement 2024 Fund	none	none	none	none
Fidelity Income Replacement 2026 Fund	none	none	none	none
Fidelity Income Replacement 2028 Fund	none	none	none	none
Fidelity Income Replacement 2030 Fund	none	none	none	none
Fidelity Income Replacement 2032 Fund	none	none	none	none
Fidelity Income Replacement 2034 Fund	none	none	none	none
Fidelity Income Replacement 2036 Fund	none	none	none	none
Fidelity Income Replacement 2038 Fund	none	none	none	none
Fidelity Income Replacement 2040 Fund	none	none	none	none

Dollar range of fund shares as of December 31, 2015	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Income Replacement 2042 Fund	none	none	none	none
Fidelity Intermediate Government Income Fund	none	none	none	none
Fidelity Total Bond Fund	$50,001 - $100,000	none	$10,001 - $50,000	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Dollar range of fund shares as of December 31, 2015	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles

FIDELITY ADVISOR SERIES II:
Fidelity Advisor Limited Term Bond Fund	none	none	none	none
Fidelity Advisor Mortgage Securities Fund	none	none	none	none
Fidelity Advisor Municipal Income Fund	none	none	none	none
Fidelity Advisor Short-Fixed Income Fund	none	none	none	none
Fidelity Advisor Strategic Income Fund	none	none	none	none

FIDELITY INCOME FUND:
Fidelity GNMA Fund	none	over $100,000	none	none
Fidelity Government Income Fund	over $100,000	none	none	none
Fidelity Income Replacement 2016 Fund	none	none	none	none
Fidelity Income Replacement 2018 Fund	none	none	none	none
Fidelity Income Replacement 2020 Fund	none	none	none	none
Fidelity Income Replacement 2022 Fund	none	none	none	none
Fidelity Income Replacement 2024 Fund	none	none	none	none
Fidelity Income Replacement 2026 Fund	none	none	none	none
Fidelity Income Replacement 2028 Fund	none	none	none	none
Fidelity Income Replacement 2030 Fund	none	none	none	none

Dollar range of fund shares as of December 31, 2015	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
Fidelity Income Replacement 2032 Fund	none	none	none	none
Fidelity Income Replacement 2034 Fund	none	none	none	none
Fidelity Income Replacement 2036 Fund	none	none	none	none
Fidelity Income Replacement 2038 Fund	none	none	none	none
Fidelity Income Replacement 2040 Fund	none	none	none	none
Fidelity Income Replacement 2042 Fund	none	none	none	none
Fidelity Intermediate Government Income Fund	none	none	none	none
Fidelity Total Bond Fund	over $100,000	over $100,000	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

APPENDIX K

TRUSTEE COMPENSATION

The following table sets forth information describing the compensation of each Trustee for his or her services, for each fund’s fiscal year end (refer to Appendix B for fiscal year end information) or calendar year ended December 31, 2015, as applicable.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Advisor Limited Term Bond Fund	$553	$467	$670	$548
Fidelity Advisor Mortgage Securities Fund	$429	$336	$524	$426
Fidelity Advisor Short Fixed-Income Fund	$410	$310	$503	$408
Fidelity Advisor Municipal Income Fund	$444	$413	$517	$436
Fidelity Advisor Strategic Income Fund	$4,262	$4,115	$4,747	$4,140
Fidelity GNMA Fund	$2,792	$1,899	$3,495	$2,792
Fidelity Government Income FundA	$1,867	$1,461	$2,279	$1,855
Fidelity Income Replacement 2016 Fund	$2	$2	$3	$2
Fidelity Income Replacement 2018 Fund	$3	$2	$4	$3
Fidelity Income Replacement 2020 Fund	$4	$3	$5	$4
Fidelity Income Replacement 2022 Fund	$6	$4	$7	$6
Fidelity Income Replacement 2024 Fund	$4	$3	$5	$4
Fidelity Income Replacement 2026 Fund	$3	$2	$3	$3
Fidelity Income Replacement 2028 Fund	$11	$8	$14	$11
Fidelity Income Replacement 2030 Fund	$7	$5	$9	$7
Fidelity Income Replacement 2032 Fund	$4	$3	$5	$4
Fidelity Income Replacement 2034 Fund	$4	$3	$5	$4
Fidelity Income Replacement 2036 Fund	$4	$3	$5	$4
Fidelity Income Replacement 2038 Fund	$3	$2	$4	$3
Fidelity Income Replacement 2040 Fund	$4	$3	$5	$4
Fidelity Income Replacement 2042 Fund	$16	$12	$20	$16
Fidelity Intermediate Government Income Fund	$349	$265	$427	$347
Fidelity Total Bond FundB	$8,108	$6,473	$9,880	$8,052
TOTAL COMPENSATION FROM THE FUND COMPLEXC	$421,167	$406,167	$467,000	$408,667

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
Fidelity Advisor Limited Term Bond Fund	$556	$548	$589	$622
Fidelity Advisor Mortgage Securities Fund	$431	$426	$458	$483
Fidelity Advisor Short Fixed-Income Fund	$412	$408	$439	$461
Fidelity Advisor Municipal Income Fund	$449	$436	$466	$502
Fidelity Advisor Strategic Income Fund	$4,344	$4,140	$4,420	$4,835
Fidelity GNMA Fund	$2,792	$2,792	$3,003	$3,134
Fidelity Government Income FundA	$1,875	$1,855	$1,994	$2,100
Fidelity Income Replacement 2016 Fund	$2	$2	$2	$3
Fidelity Income Replacement 2018 Fund	$3	$3	$3	$3
Fidelity Income Replacement 2020 Fund	$4	$4	$4	$4
Fidelity Income Replacement 2022 Fund	$6	$6	$6	$6
Fidelity Income Replacement 2024 Fund	$4	$4	$4	$4
Fidelity Income Replacement 2026 Fund	$3	$3	$3	$3
Fidelity Income Replacement 2028 Fund	$11	$11	$12	$12
Fidelity Income Replacement 2030 Fund	$7	$7	$8	$8
Fidelity Income Replacement 2032 Fund	$4	$4	$4	$4
Fidelity Income Replacement 2034 Fund	$4	$4	$4	$5
Fidelity Income Replacement 2036 Fund	$4	$4	$4	$4
Fidelity Income Replacement 2038 Fund	$3	$3	$3	$3
Fidelity Income Replacement 2040 Fund	$4	$4	$5	$5
Fidelity Income Replacement 2042 Fund	$16	$16	$18	$18
Fidelity Intermediate Government Income Fund	$351	$347	$373	$393
Fidelity Total Bond FundB	$8,145	$8,052	$8,656	$9,121
TOTAL COMPENSATION FROM THE FUND COMPLEXC	$429,500	$408,667	$436,167	$478,000

[1]	Abigail P. Johnson and Geoffrey A. von Kuhn are interested persons and are compensated by Fidelity.
A	Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John M. Engler, $1,122; Robert F. Gartland, $1,555; and Michael E. Kenneally, $1,037.
B	Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John M. Engler, $5,023; Robert F. Gartland, $6,758; and Michael E. Kenneally, $4,505.
C	Reflects compensation received for the calendar year ended December 31, 2015 for 234 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: John M. Engler, $139,343; Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

APPENDIX L

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix B identifies the independent registered public accounting firm for each fund.

August 31, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Limited Term Bond Fund	$93,000	–	$9,700	$2,000
Fidelity Advisor Mortgage Securities Fund	$106,000	–	$6,200	$1,900
Fidelity Advisor Short-Fixed Income Fund	$170,000	–	$6,100	$800

August 31, 2014A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Limited Term Bond Fund	$92,000	–	$7,600	$1,800
Fidelity Advisor Mortgage Securities Fund	$106,000	–	$5,300	$1,900
Fidelity Advisor Short-Fixed Income Fund	$165,000	–	$5,800	$800

October 31, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Municipal Income Fund	$49,000	–	$2,300	$1,900

October 31, 2014A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Municipal Income Fund	$47,000	–	$2,400	$2,000

December 31, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Strategic Income Fund	$102,000	–	$6,100	$2,600

December 31, 2014A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Strategic Income Fund	$96,000	–	$6,200	$2,600

July 31, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity GNMA Fund	$104,000	–	$4,600	$3,900
Fidelity Income Replacement 2016 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2018 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2020 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2022 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2024 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2026 Fund	$23,000	–	$4,900	$600

July 31, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Income Replacement 2028 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2030 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2032 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2034 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2036 Fund	$23,000	–	$4,900	$600
Fidelity Income Replacement 2038 Fund	$20,000	–	$4,900	$600
Fidelity Income Replacement 2040 Fund	$20,000	–	$4,900	$600
Fidelity Income Replacement 2042 Fund	$20,000	–	$4,900	$600

July 31, 2014A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity GNMA Fund	$105,000	–	$4,700	$4,100
Fidelity Income Replacement 2016 Fund	$22,000	–	$4,900	$600
Fidelity Income Replacement 2018 Fund	$22,000	–	$4,900	$600
Fidelity Income Replacement 2020 Fund	$22,000	–	$4,900	$600
Fidelity Income Replacement 2022 Fund	$22,000	–	$4,900	$600
Fidelity Income Replacement 2024 Fund	$22,000	–	$4,900	$600
Fidelity Income Replacement 2026 Fund	$22,000	–	$4,900	$600
Fidelity Income Replacement 2028 Fund	$22,000	–	$4,900	$600
Fidelity Income Replacement 2030 Fund	$22,000	–	$4,900	$600
Fidelity Income Replacement 2032 Fund	$22,000	–	$5,100	$600
Fidelity Income Replacement 2034 Fund	$22,000	–	$5,100	$600
Fidelity Income Replacement 2036 Fund	$22,000	–	$5,100	$600
Fidelity Income Replacement 2038 Fund	$19,000	–	$5,100	$600
Fidelity Income Replacement 2040 Fund	$19,000	–	$5,100	$600
Fidelity Income Replacement 2042 Fund	$19,000	–	$5,100	$600

August 31, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Government Income Fund	$81,000	–	$4,900	$3,100
Fidelity Intermediate Government Income Fund	$77,000	–	$3,300	$1,900
Fidelity Total Bond Fund	$179,000	–	$13,300	$8,100

August 31, 2014A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Government Income Fund	$81,000	–	$4,000	$3,100
Fidelity Intermediate Government Income Fund	$77,000	–	$3,400	$1,900
Fidelity Total Bond Fund	$170,000	–	$7,600	$6,200

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX M

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

July 31, 2015 feesA	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$4,480,000	–	–
Deloitte Entities	–	–	$175,000

July 31, 2014 feesA	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$5,975,000	$50,000	–
Deloitte Entities	$355,000	–	$745,000

August 31, 2015 feesA	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$4,730,000	–	–
Deloitte Entities	–	$10,000	$175,000

August 31, 2014 feesA	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$4,935,000	–	$20,000
Deloitte Entities	$150,000	–	$740,000

October 31, 2015 feesA	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$3,465,000	–	–

October 31, 2014 feesA	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$4,430,000	–	–

December 31, 2015 feesA	Audit- Related Fees	Tax Fees	All Other Fees
Deloitte Entities	–	$10,000	–

December 31, 2014 feesA	Audit- Related Fees	Tax Fees	All Other Fees
Deloitte Entities	–	–	$650,000

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX N

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Advisor Series II
PwC	August 31, 2015	$6,070,000
PwC	August 31, 2014	$6,080,000
Deloitte Entities	August 31, 2015	$430,000
Deloitte Entities	August 31, 2014	$1,855,000
PwC	October 31, 2015	$4,770,000
PwC	October 31, 2014	$5,645,000
Deloitte Entities	December 31, 2015	$45,000
Deloitte Entities	December 31, 2014	$1,815,000

Fidelity Income Fund
PwC	July 31, 2015	$5,765,000
PwC	July 31, 2014	$7,195,000
Deloitte Entities	July 31, 2015	$610,000
Deloitte Entities	July 31, 2014	$2,015,000
PwC	August 31, 2015	$6,085,000
PwC	August 31, 2014	$6,090,000

A	Aggregate amounts may reflect rounding.

Fidelity Investments & Pyramid Design, Fidelity Advisor, and Fidelity are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Fidelity Advisor Income Replacement 2016 Fund, Fidelity Advisor Income Replacement 2018 Fund, Fidelity Advisor Income Replacement 2020 Fund, Fidelity Advisor Income Replacement 2022 Fund, Fidelity Advisor Income Replacement 2024 Fund, Fidelity Advisor Income Replacement 2026 Fund, Fidelity Advisor Income Replacement 2028 Fund, Fidelity Advisor Income Replacement 2030 Fund, Fidelity Advisor Income Replacement 2032 Fund, Fidelity Advisor Income Replacement 2034 Fund, Fidelity Advisor Income Replacement 2036 Fund, Fidelity Advisor Income Replacement 2038 Fund, Fidelity Advisor Income Replacement 2040 Fund, Fidelity Advisor Income Replacement 2042 Fund, Fidelity Income Replacement 2016 Fund, Fidelity Income Replacement 2018 Fund, Fidelity Income Replacement 2020 Fund, Fidelity Income Replacement 2022 Fund, Fidelity Income Replacement 2024 Fund, Fidelity Income Replacement 2026 Fund, Fidelity Income Replacement 2028 Fund, Fidelity Income Replacement 2030 Fund, Fidelity Income Replacement 2032 Fund, Fidelity Income Replacement 2034 Fund, Fidelity Income Replacement 2036 Fund, Fidelity Income Replacement 2038 Fund, Fidelity Income Replacement 2040 Fund, Fidelity Income Replacement 2042 Fund, Fidelity Income Replacement Funds, and Fidelity Income Replacement Fund are service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.9868406.100	MEGA2B_2016-PXS-0216

P.O. BOX 673023 DALLAS, TX 75267-3023		Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!
	LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M99874-S42015                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		Please refer to the Proxy Statement discussion of this matter.
		IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
		As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:					☐	☐	☐
1.	To elect a Board of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01)	Elizabeth S. Acton	(06)	Arthur E. Johnson
	(02)	John Engler	(07)	Michael E. Kenneally
	(03)	Albert R. Gamper, Jr.	(08)	James H. Keyes
	(04)	Robert F. Gartland	(09)	Marie L. Knowles
	(05)	Abigail P. Johnson	(10)	Geoffrey A. von Kuhn

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

ADV II.Inc-PXC-02/16-gf
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

M99875-S42015

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Albert R. Gamper, Jr., and Jason P. Pogorelec, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at One Spartan Way, Merrimack, NH 03054, on April 13, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED

ON REVERSE SIDE

ADV II.Inc-04/2016-gf

P.O. BOX 673023 DALLAS, TX 75267-3023		Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!
	LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M99876-S42015                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		Please refer to the Proxy Statement discussion of each of these matters.
		IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES.
		As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:					☐	☐	☐
1.	To elect a Board of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01)	Elizabeth S. Acton	(06)	Arthur E. Johnson
	(02)	John Engler	(07)	Michael E. Kenneally
	(03)	Albert R. Gamper, Jr.	(08)	James H. Keyes
	(04)	Robert F. Gartland	(09)	Marie L. Knowles
	(05)	Abigail P. Johnson	(10)	Geoffrey A. von Kuhn

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE FOLLOWING:		FOR	AGAINST	ABSTAIN
2.	For the fund, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

ADV Inc-2-PXC-02/16-gf
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

M99877-S42015

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Albert R. Gamper, Jr., and Jason P. Pogorelec, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at One Spartan Way, Merrimack, NH 03054, on April 13, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED

ON REVERSE SIDE

ADV Inc-2-04/2016-gf

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[Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders

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628563.4.0                 FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET,

                                    SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial

[Version one (initial delivery):] Subject Line: Your Vote is Important – Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

Fidelity Investments and
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Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.

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[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may be bold)

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############]

(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these Proxy Materials at the following Web address(es):

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]

http://xxxxx

[[If proxy materials are for a merger proxy the email will also include: Prospectus[:]

http://xxxxx]

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press “0” to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/ e-mail].

Sincerely,

Fidelity Investments

The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.

To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

624840.5.0

© 2012 FMR LLC.

All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial Services LLC

[Version one (initial delivery):] Subject Line: Your Vote is Important – Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

Important proxy material is available for your review

Dear Investor,

Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may not be in bold)

You can enter your proxy vote by clicking the “Proxy Voting” link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

Because electronic [P/p]roxy [M/m]aterials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by [touch-tone/touchtone] telephone. If you vote through the Internet link, you will be required to enter the [CONTROL/control] number. For [touch-tone/touchtone], you will be required to enter the [CONTROL/control] number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############]

(use this number to cast your vote)

To vote by [touch-tone/touchtone] telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these [P/p]roxy [M/m]aterials at the following Web [address[es]/address(es)]:

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] (format can be all caps or combination of upper and lower case letters)

http://www.xxxxxxx

[Included if merger: Prospectus[:] (format can be all caps or combination of upper and lower case letters)

http://www.xxxxxxx]

If your e-mail software supports it, you can simply click on the above [link[s]/link(s)]. If not, you can type (or copy and paste) the Web [address[es]/address(es)] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Help:

Questions? Please contact your representative.

(Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.)

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

622776.5.0

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

[picture of Fidelity Investments and pyramid design logo appears]
[email template is framed by dark green border with text appearing in white or light gray areas within the frame]
Secure Login [picture of a lock appears]
(hyperlink to fidelity.com log-in screen)

[Green Line with arrow logo appears] Important proxy voting material is	Quick Links
ready for your action	Get Assistance (hyperlink to Phone
Numbers page on fidelity.com)

A Special Meeting of Shareholders for [fund name] takes place on [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]. Shareholders as of [record date (format can be MM/DD/YY or Month Day, Year)], are eligible to cast a proxy vote.

[If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year)]

You can cast your vote online or via phone (instructions below). Your Control Number, which may be required to vote, is [control number].

(picture of green computer screen appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen) and follow the online instructions. In order to access the site, your browser must support secure transactions. (Security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar.)

(picture of green telephone handset appears) Call [insert touch-tone voting telephone number - Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ] and follow the recorded instructions.

Learn more about the shareholder meeting through the proxy material available online:

[hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]

[for a merger, hyperlink to prospectus also appears: [Prospectus]]

If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.

To access the document, you may need Adobe Reader software. This software is available for download at no cost (hyperlink to get.adobe.com/reader). Download time varies by Internet connection.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 800-544-6666 and press “0” to speak to a Fidelity Representative.

If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your proxy materials, please call 877-208-0098.

(picture of green Fidelity eDelivery logo appears) eDelivery

You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.

Contact Us - We’re Here to Help

800-544-6666 | Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)

Fidelity.com (hyperlink to fidelity.com home page)| Privacy Policy (hyperlink to Privacy Policy on fidelity.com) | Terms of Use (hyperlink to Terms of Use on fidelity.com)

To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.

Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.2

© 2014 FMR LLC

All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

[Fidelity Investments pyramid design logo]

First Name Last Name
plan sponsor

[Green Line and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.

This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include:

Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)

For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the “Proxy Vote” link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s]/link(s)]:

[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold) http://www.xxxxxxx

[If proxy materials are for a merger proxy the email will also include: Prospectus[:] http://www.xxxxxxx]

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210

625428.5.2

© 2014 FMR LLC All rights reserved

eFail Buckslip – to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Broadridge Touch–Tone Voting Script

1–877–296–4941

Generic Greeting:

“Thank you for calling the Automated Proxy Voting Service.”

Shareholder Hears:

“You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”

“Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

Shareholder presses “1” and hears:

“Let’s Begin.”

** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.”

Enter Control Number Script — Shareholder hears:

“Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Shareholder Enters Control number:

Valid Control Number: (See “Voting” Script)

Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good-bye.”

If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script).

If shareholder presses 1 – shareholder is directed to the “Voting” Script

Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.”

If shareholder presses 1 — shareholder goes to “Completed Proposal Voting” Script #2

If shareholder presses 2 — shareholder goes to “Voting” Script

Voting:

“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.”

If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote—good–bye” and the call ends

Shareholder presses:	Shareholder hears:

1	“If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script”

2	Shareholder goes to “Completed Proposal Voting” Script #2

Nominee Vote Script: (Trustee election proposal)

Shareholder presses:	Shareholder hears:

1	“Proposal Voting.” Goes to “Proposal Vote Script”.

2	“Proposal Voting.” Goes to “Proposal Vote Script”.

3

“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

Upon entering ‘00’ shareholder goes to “Proposal Vote Script.”

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:

Shareholder hears:

“(There are/There is)<#Proposals> (additional) proposal[s] to vote on .” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.”

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain]

For/Against Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against].

See Confirm Options below.

For/Abstain Script:

“If you are voting for this proposal, press 1. If you wish to abstain press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain].

See Confirm Options below.

For/Withhold Script:

“If you are voting for this proposal, press 1. If you wish to withhold press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold].

See Confirm Options below.

For/Against/Withhold Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold].

See Confirm Options below.

Completed Proposal Voting:

Script 1:         “You have completed Proposal Voting”

Script 2:         “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”

This text will be heard following the final proposal on the voting ballot.

Confirm Options:

“Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below:]

Nominee Confirmation:	[You have voted for all nominees]/
[You have voted to withhold all nominees]/
[You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)]

Proposal Confirmation:	“You have voted [For/Against/to Abstain from]
Proposal ##.”
(Repeated as necessary)

Vote Logged	Script:

Vote is sent to mainframe	“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”

If shareholder presses 1: Shareholder then goes to “Vote Another?” Script.

If shareholder presses 2: they are directed to the “Voting” Section.

If shareholder presses 3: they are directed to the “Confirmation Options” Section.

Vote Another?:	Script:
Shareholder wants to/ does not want to vote on another proposal.	“If this concludes your business press 1, if you would like to vote another proxy press 2.”

If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.”

If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section.

Error Messages:

Auto Proxy Unavailable Error:	“We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.”

Meeting Date has passed:	“Sorry, the control number you entered is no longer valid.

Control number no longer valid:	“Sorry, the control number you entered is no longer valid.

Invalid Control Number entered 3 times:	“Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF

INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1 – Welcome Screen

[Prior to log-in to www.proxyvote.com/proxy shareholder sees Screen 1]

Image – (right justified)
X [button appears here]
[If shareholder clicks on “X”, Screen 2 appears.]

Text – (left justified)
Welcome to
The new ProxyVote.com!

Text – (right justified)
GET STARTED [button appears here]
[If shareholder clicks on “GET STARTED”, Screen 2 appears.]

Text – (indented)
A redesigned voting experience to
Vote quickly and easily

Image – (right justified)
[picture of a computer screen with proxy vote web page open appears here]

Image – (indented)
[picture of a cell phone screen, computer screen, and tablet screen with “Vote Now!” text on them appears here]

Text – (right justified)
Vote on your computer,
Smartphone or tablet

Text – (indented)
Prominent, easy to access
Shareholder materials
& information

Image – (right justified)
[picture of a computer screen with shareholder materials web page open appears here]
Text – (left justified)
Proxy
Vote
A Broadridge service

SCREEN 2

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 2]

Text – (left justified)
Proxy Vote	The most accurate,
a Broadridge service	dependable, and efficient way
to submit your proxy voting instructions online.

Text – (indented)

Enter your

Control Number to:

Bullets – (indented)

Bullet – Submit Proxy Voting Instructions

Bullet – Download shareholder materials

Input – (indented)

[box in which to enter your control number appears here]

Input – (indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 3 appears.]

Text – To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text – Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text – (left justified)	Text – (centered)	Text – (right justified)

Postal Mail		E-Mail
Recipients		Recipients
Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.

Image – [black arrow and box in which to enter your control number appears here]

Text – (left justified)
Proxy
Vote
A Broadridge service
Text – (right justified)
(c)1997 – 2015 Broadridge Financial Solutions, Inc.
ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.
CUSIP is a registered trademark of the American Bankers Association.
All other marks belong to their respective owners.

Links – (right justified) Privacy Statement Terms and Conditions

SCREEN 3 – Internet Voting Page

[Upon entering control number in Screen 2, shareholder sees Screen 3]

Text – (left justified)

[TRUST NAME]:

[FUND NAME]

Text – (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text – (left justified)

Proxy Voting Instructions

Make your selection below.

Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.

Text – (centered)

Active – Voted

Image – [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST

Control #[shareholder’s control number appears here]

Text – (right justified)

Shareholder

Materials Image – [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text – (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link – (right justified)

Image – [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text – (left justified)

[TRUST NAME]:

[FUND NAME]

Image – (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

Text – (right justified)

#[shareholder’s control number appears here]

Text – (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link – (right justified)

Image – [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text – (left justified)
Proposal(s)

Text – (left justified)
01	[Title of proposal will be inserted].

Text – (right justified)
BOARD RECOMMENDATION: [FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]
[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]
[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:
NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02	[Title of proposal will be inserted].

Text – (right justified)
BOARD RECOMMENDATION: [FOR/AGAINST/ABSTAIN]
[FOR/AGAINST/ABSTAIN]

03	[Title of proposal will be inserted].

Text – (right justified)
BOARD RECOMMENDATION: [FOR/AGAINST/ABSTAIN]
[FOR/AGAINST/ABSTAIN]

04	[Title of proposal will be inserted].
Text – (right justified)
BOARD RECOMMENDATION: [FOR/AGAINST/ABSTAIN]
[FOR/AGAINST/ABSTAIN]
Text – (left justified)
By clicking “Update” I am hereby granting a proxy as defined in the
Link – (left justified) shareholder materials.
[If shareholder clicks on “shareholder materials” link, a pop-up box with the following language appears:]

Text - (left justified)
[TRUST NAME]:
[FUND NAME]

Image - (right justified)
X [button appears here]
[If shareholder clicks on “X”, Screen 3 appears.]
Text - (right justified)
#[shareholder’s control number appears here]
Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links – (right justified) [A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.] RESET UPDATE
[If shareholder clicks on “RESET” link, vote selections clear on this page.]
[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text – (left justified)
You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links – (left justified) GO BACK SUBMIT
[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 3.]
[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 4.]
[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 4.]

Text – (left justified)
Proxy
Vote
A Broadridge service
Text – (right justified)
(c)1997 – 2015 Broadridge Financial Solutions, Inc.
ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.
CUSIP is a registered trademark of the American Bankers Association.
All other marks belong to their respective owners.

Links – (right justified) Privacy Statement Terms and Conditions

SCREEN 4 – Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 3, shareholder sees Screen 4]

Text – (left justified)
[TRUST NAME]:
[FUND NAME]

Text – (right justified)
[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders
[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text – (left justified)

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links – REVIEW/CHANGE VOTES ENTER ANOTHER CONTROL NUMBER PRINT

[If shareholder clicks on “REVIEW/CHANGE VOTES” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 3.]

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 2.]

Please enroll in eDelivery by logging into your online account.

Enter your email address to receive a confirmation when your vote is recorded:

Input – [box in which to enter your email address appears here] Link – NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, without an email address entered the following appears.]

Please enter email address.

Input – [box in which to enter your email address appears here] Link – NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, with an email address entered the following appears.]

Notification Saved

A confirmation will be sent to the email address on the file when your vote is recorded.

Text – (centered)

Active – Voted

Image – [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Control #[shareholder’s control number appears here]

Text – (right justified)

Shareholder

Materials Image – [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text – (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link – (right justified)

Image – [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text – (left justified)

[TRUST NAME]:

[FUND NAME]

Image – (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 4 appears.]

Text – (right justified)

#[shareholder’s control number appears here]

Text – (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link – (right justified)

Image – [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text – (left justified)

Proxy

        Vote

        A Broadridge service

Text – (right justified)

(c)1997 – 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links – (right justified) Privacy Statement Terms and Conditions

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 2 a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Text – (left justified)

Proxy

        Vote

        A Broadridge service

Text – (right justified)

Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)

[MM, DD, YYYY][Date of Proxy	[Trust Name:	[Links to Letter, Q&A, Notice,
Inserted here]	Fund Name(s) Inserted Here]	Proxy Statement, Prospectus,
Additional Solicitation Material, and
Information Statement

Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy	[Trust Name:	[Links to Letter, Q&A, Notice,
Inserted here]	Fund Name(s) Inserted Here]	Proxy Statement, Prospectus,
Additional Solicitation Material, and
Information Statement

Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy	[Trust Name:	[Links to Letter, Q&A, Notice,
Inserted here]	Fund Name(s) Inserted Here]	Proxy Statement, Prospectus,
Additional Solicitation Material, and
Information Statement

Inserted Here, as applicable]

Text – (left justified)

Proxy

        Vote

        A Broadridge service

Text – (right justified)

(c)1997 – 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links – (right justified) Privacy Statement Terms and Conditions

[If shareholder requests an e-mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: registrar@proxyvote.com

To: [Shareholder Last, First Name]

Subject: ProxyVote Confirmation – [shareholder’s control number ending in XXX appears here]

Text – (left justified)

[TRUST NAME]:

[FUND NAME]

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Your vote instructions have been received and recorded for:

[TRUST NAME]:

[FUND NAME]

CUSIP: [CUSIP number appears here]

This confirmation has been sent from www.proxyvote.com/proxy.

Text – (left justified)

Shareholder

Materials

Image – [a stack of papers appears here] Link – Letter to Shareholders, Notice of Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text – (left justified)

Proxy

        Vote

        A Broadridge service

(c)1997 – 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links – (left justified) Terms and Conditions Privacy Statement

Text – (left justified)

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

Proxy Voting Q&A posted on advisor.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held.

The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on advisor.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns. Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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